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                                                                   EXHIBIT 10.16

                            ASSET PURCHASE AGREEMENT

     AGREEMENT made as of this 1st day of July, 1998 between NEXTRON COMMUNICATIONS, INC. ("Nextron"), a California corporation with a principal place of business at 6830 Via Del Oro, Suite 240, San Jose, California 95119 (the "Company"), SAGE NETWORKS ACQUISITION CORP., a Delaware corporation having an office at 215 First Street, Cambridge, Massachusetts 02142 ("Buyer"), and Jeffrey Tablak, Scott Jensen, John Robinson and Robert James (collectively, the "Executives").

                                  WITNESSETH:

     WHEREAS, the Company desires to sell and the Buyer desires to purchase on the date hereof (the "Closing Date") the Internet web hosting division of the Company, doing business under the trade name Devcom, a/k/a DevCom, a/k/a Dev-Com, as a going concern (the "Devcom Business") consisting of the Purchased Assets (hereinafter defined), and the Assumed Liabilities (as hereinafter defined), for a purchase price determined as set forth in Exhibit A (the "Purchase Price") and for the assumption of the Assumed Liabilities; and

     WHEREAS, the Executives join in the execution of this Agreement for the limited purpose of entering into certain restrictive covenants set forth in
Article II hereof.

     NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto agree as follows:

                                   ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

     SECTION 1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Company hereby sells, assigns and transfers to the Buyer and the Buyer hereby purchases and acquires from the Company, all of the right, title and interest of the Company in and to the Purchased Assets (as hereinafter defined) for the Purchase Price set forth herein.

     SECTION 2. REPRESENTATIONS OF THE COMPANY. The following agreements, representations and warranties are made by the Company to the Buyer.

     (A) Corporate Matters; No Conflict. The Company is duly formed, organized, incorporated, is validly existing and in good standing under the laws of its state of incorporation as set forth in Exhibit A, maintains offices only at the sites listed on Exhibit A



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and has no other operations other than from those sites, is qualified or authorized to transact business and is in good standing in each other jurisdiction in which it is doing business, except where failure to be qualified or be in good standing would not have a material adverse effect on the business of the Company, and has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company will not (i) conflict with or violate the provisions of any applicable law (including, without limitation, any bulk sales laws), rule or order or the Company's Articles of Incorporation, by-laws or any other organizational or governing documents of the Company, (ii) conflict with or constitute a default under any agreement or contract by which the Company is bound or (iii) require the consent or approval of, or filing with, any governmental body or third party except as set forth on Exhibit C-5. The execution, delivery and performance by the Company of this Agreement has been duly authorized and approved by all requisite corporate action on the part of the Company. Set forth on Exhibit A is a list of officers and directors of the Company, all trade names used by the Company and all jurisdictions in which the Company is doing business. This Agreement and the consummation of the transactions contemplated hereby have been approved by the shareholders of the Company (if required by its By Laws or applicable law) and by the board of directors of the Company, and the authorized officers of the Company named on Exhibit A are jointly and severally authorized and empowered by the Company to execute and deliver this Agreement in the name and on behalf of the Company.

     (B) Purchased Assets. (i) All vendor and customer contracts, software license agreements, confidentiality agreements, purchase and sales orders, powers of attorney, undertakings, commitments and other agreements to which the Company is a party and which relate in any manner to the Devcom Business and/or the relationship between the Company and the Customers (hereinafter defined), whether written or oral, shall be referred to herein collectively as the "Devcom Business Agreements". The Company has delivered to Buyer, on or before the Closing Date, true and correct copies of all written Devcom Business Agreements and detailed summaries of all oral agreements. Attached hereto as Exhibit C-1 is a true and correct copy of the only form of agreement which has been entered into between the Company and its Customers concerning the Devcom Business. The Company represents that each of the Customers listed on Schedule D has entered into such an agreement, and that each of those agreements are in force and effect as of the Closing Date. Annexed as Exhibit C-2 is a detailed summary of all oral Devcom Business Agreements, as well as all written Devcom Business Agreements between the Company and vendors or service providers, or which relate to any strategic partnerships, reselling arrangements or joint ventures between the Company and others, concerning the Devcom Business. Listed on Exhibit C-3 is a description of each and every real estate, equipment and personal property lease (collectively, the "Leases") to which the Company is a party and which relates to the Devcom Business. Neither the Company nor any other party, is in default under any Devcom Business Agreement and no other party to any Devcom Business Agreement has made any claim or given the Company notice of any dispute under any Devcom Business Agreement, except as set forth on Exhibit C-4. Each Devcom Business Agreement is in full force and effect and the Company has the right to assign the Devcom Business Agreements and the Company has obtained all required consents to the assignment and transfer thereof, except as set forth on Exhibit C-5. The Company is not the


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owner or lessee of any motor vehicles which are used in the Devcom Business. The
Company does not own or lease any interest in any real property, or lease any equipment used in the Devcom Business, except as expressly stated on Exhibit
C-3.

          (ii) All of the tangible assets of the Company used in the Devcom Business, including, without limitation, all machinery, office and other equipment, furniture, computers and related equipment, business machines, telephones and telephone systems, parts and accessories, telephone numbers, facsimile numbers, e-mail addresses and Internet domain addresses presently utilized by the Company in the Devcom Business, shall be referred to herein collectively as the "Tangible Assets". Attached hereto as Exhibit E is a true and correct list or description of the Tangible Assets. As of the Closing Date, each of the Tangible Assets is in good and operable condition, reasonable wear and tear excepted.

          (iii) All patents, trademarks, trade names, service marks, service names, logos, designs, formulations, copyrights and other trade rights and all registrations and applications therefor, all know-how, trade secrets, technology or processes, and all computer programs, data bases and software documentation owned or used by the Company in the Devcom Business, other than off-the-shelf software licensed by the Company which by the terms of said licenses are not transferable, shall be referred to herein collectively as the "Intellectual Property". Attached hereto as Exhibit F is a true and correct copy of all of the Intellectual Property. Such exhibit also indicates which of such items have been patented or registered or are in the process of application for same. The Company has taken all reasonable actions to protect its rights in Intellectual Property owned by it and to the knowledge of the Company, is not infringing on the rights of any third parties to Intellectual Property used, but not owned by, the Company. Included among the Intellectual Property, among other things, is the trade name "Devcom" (and derivations thereof, including, without limitation, "Dev-Com" and "DevCom"), which is the only trade name utilized by the Company in the Devcom Business. The Company has valid and fully-paid licenses for all off-the-shelf software used by the Company in its operation of the Devcom Business, including, without limitation, such software listed on Exhibit F hereto. Except for the Merchant Hosting and Distribution License Agreement between the Company and Mercantec, Inc. dated May 6, 1997 ("Mercantec Agreement"), a copy of which has been given previously provided to the Buyer, there are no ongoing royalty obligations with respect to any of the purchased or licensed software set forth on Exhibit F, all of which have been duly paid through the date hereof. On the Closing Date, the Company will deliver to Buyer written proof in form and substance satisfactory to Buyer and its counsel that the Company will no longer do business under the trade name "Devcom" or any confusingly similar trade name and further, within five (5) days from the Closing, Company will cause to be filed in all applicable governmental or quasi-governmental offices, any required instruments to terminate any previously filed assumed name or similar certificates regarding such trade name. Promptly after such filing, the Company will deliver proof of said filing to Buyer.

          (iv) The Company will deliver at the Closing a true and complete copy of the Company's customer list as of the Closing Date relating to the Devcom Business which includes, in the case of each customer, the name of the customer, its billing and domain


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addresses, identity and contact information of each relevant contact person, a statement of the monthly or annual (as indicated) service charges relating to such customer and the Company's files regarding such Customer (the "Customer List"). All customers of the Company relating to the Devcom Business, including without limitation, those customers included on the Customer List, together with the good will and business opportunities of the Company as it relates to the Devcom Business shall be referred to herein as the "Customers". Annexed hereto as Exhibit D is a schedule of all outstanding billed and unbilled receivables of the Company as of the Closing Date ("Closing Accounts Receivables").

            (v) As used herein, the term "Purchased Assets" shall be defined as all assets of the Devcom Business including, without limitation, the Devcom Business Agreements, the Tangible Assets, the Intellectual Property, the Customer List, the Customers, the Closing Accounts Receivables and all other assets of the Company used exclusively in connection with the operation of the Devcom Business, wherever located, tangible or intangible, including without limitation, all rights the Company may have under any insurance policies relating to the Purchased Assets, excluding, however, Excluded Assets (as defined below). The Purchased Assets are not subject to (i) any lien or encumbrance of any character whatsoever except as set forth on Exhibit M or
(ii) any adverse claims by any third parties. At the Closing upon consummation of the transactions contemplated by this Agreement, Buyer will receive good and marketable title to the Purchased Assets, free and clear of all liens, claims and encumbrances of any character whatsoever. The Purchased Assets include all rights, properties, interests and assets used by Company and/or necessary to permit Buyer to carry on the Devcom Business as presently conducted by the Company except for Excluded Assets.

            (vi) The Company reasonably expects that the business represented by the Devcom Business Agreements will continue after the date thereof. The Company has no knowledge that any customers included on the Customer List, other than those listed on Exhibit G-1, intend to terminate or reduce the amount of business they presently do with the Company, and the Company has no knowledge of any state of facts which would lead it to believe that any of the customers included on the Customer List will terminate their relationship with the Company or significantly reduce the amount of business they presently do with the Company.

            (vii) Excluded Assets. The Company is not selling and Purchaser is not buying or acquiring hereunder the following items ("Excluded Assets") which are not included in the defined term "Purchased Assets": (a) All cash and cash equivalents; (b) the Company's corporate minute and stock books, tax returns and other records having to do solely with the Company's organization and/or capitalization; (c) any rights to any of the Company's claims for any federal, state or local tax refunds; (d) any rights which accrue or will accrue to the Company under this Agreement or the transactions contemplated hereby; and (e) all assets, if any, listed on Exhibit L hereto.

      (C) Financial Statements. The Company has delivered to the Buyer copies of the Company's Devcom Business unaudited financial statements for the last three fiscal years of the Company ended December 31, 1997, 1996 and 1995, respectively. Attached hereto as Exhibit H is an unaudited Company prepared profit and loss statement for the fiscal year ended


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December 31, 1997 and unaudited Company prepared profit and loss statement for the five months ended May 31, 1998, all of which reflect the assets, liabilities, net worth, profit and loss, and cash flow of the Company with respect to the Devcom Business. All financial statements referred to herein are complete and correct in all material respects, present fairly in all material respects the financial condition and results of operations of the Company as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account and records of the Company relating to the Devcom Business have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of the Company. The Company has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully accrued or reserved against in the Company's financial statements in accordance with generally accepted accounting principles. Except as set forth on Exhibit I the Company has no bad debts as of the Closing Date. Since the last day of the Company's last fiscal year, the Company has conducted the Devcom Business only in the ordinary and usual course and has not experienced any material adverse change in the Devcom Business or the financial condition of the Company. Since May 31, 1998, the Company has had no loss in net monthly recurring revenue from the Devcom Business.

          (D) Assumed Liabilities. The Buyer shall not be liable for and is not assuming any liabilities of the Company whatsoever, whether related or unrelated to the Purchased Assets, or whether arising under the Devcom Business Agreement or otherwise, unless specifically listed on Exhibit J hereto (the "Assumed Liabilities").

          (E) Existing Employment Arrangements. Except as set forth on Exhibit K the Company has no employment agreements, labor or collective bargaining agreements or employee benefit or welfare plans. All vacation pay, if any, due to employees of the Company has been fully paid by the Company. No employees of the Company are entitled to any sick pay. The Company has no retirement plans. There are no pending or, to the knowledge of the Company, threatened strikes, job actions or other labor disputes affecting the Company or its employees and there have been no such disputes for the past three years. Also set forth on Exhibit K is a true and complete list of all employees of the Company employed in connection with the Devcom Business, which list provides, among other things, the name, residence address, title, job description and salary information concerning each employee.

          (F) Claims, Litigation, Disclosure. There is no claim, litigation, tax audit, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company, with respect to the Devcom Business or any of the Purchased Assets of the Company (including, without limitation, any claims of infringement or actions of opposition with respect to Intellectual Property).

          (G) Taxes. Except as specifically set forth on Exhibit I (the "Tax Liabilities"), the Company has correctly prepared and timely filed all Federal, state and local tax returns, estimates and reports, and paid all such taxes as and when due. For purposes of this paragraph, taxes shall mean all taxes, charges, fees, levies or other assessments of any kind whatsoever (including, without limitation, income, franchise, sales, use and withholding taxes).


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

On or before the Closing, the Company shall pay off and satisfy any of the Tax Liabilities which are then due and payable or payable with respect to the Purchased Assets for the period ending on the Closing Date whether or not then due, and provide Buyer with evidence thereof in form satisfactory to Buyer and its counsel. The Company is not a party to any tax sharing agreement.

     (H) No Other Agreements to Sell Assets or Devcom Business. The Company is not a party to any existing agreement which obligates the Company to sell to any other person or firm the Purchased Assets (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of the Company or to enter into any agreement with respect thereto.

     (I) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Company has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Company is responsible to pay a finder's fee, brokerage commission or similar payment to is the party or parties listed in item 6 on Exhibit A and the Buyer shall be solely responsible for the payment of same.

     (J) Environmental Compliance. (i) Neither the Company nor any operator of the Company's properties is in violation, or alleged to be in violation, of any federal, state or local judgment, decree, order, consent agreement, law (including common law), license, rule or regulation pertaining to environmental health or safety matters, including without limitation those arising under the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state or local analogue (hereinafter "Environmental Laws").

          (ii) The Company has not received a notice, complaint, order, directive, claim or citation from any third party, including without limitation any federal, state or local governmental authority, indicating or alleging that the Company or any predecessor may have any liability or obligation under any Environmental Law.

          (iii) (A) No portion of the property of the Company has been used by any person for the generation, handling, processing, treatment, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; (B) no underground tank or other underground storage receptacle for Hazardous Materials, asbestos-containing materials or polychlorinated biphenyls are located on any portion of any location occupied by the Company each of which is listed as a Site on Exhibit A; (C) in the course of any activities conducted by the Company or its invitees, agents, contractors, licensees or employees in connection with the Devcom Business of the Company, no Hazardous Materials have been generated or are being used except in accordance with applicable Environmental Laws; and (D) there have been no releases (i.e., any past or present releasing, spilling, leaking, leaching, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or

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
dumping) or threatened releases of Hazardous Materials on, upon, into or from the property currently or formerly owned, operated or leased by the Company, which releases would have a material adverse effect on the value of any of the property or adjacent properties or the environment.

                    (iv) The execution, delivery and performance of this Agreement is not subject to any Environmental Laws which condition, restrict or prohibit the sale, lease or other transfer of property or operations, including, without limitation, any so-called "environmental cleanup responsibility acts" or requirements for the transfer of permits, approvals, or licenses. There have been no environmentally related audits, studies, reports, analyses (including soil and groundwater analyses), or investigations of any kind performed with respect to the currently or previously owned, leased, or operated properties of the Company.

          For purposes of this Section, "Hazardous Material" shall mean any hazardous waste, as defined by 42 U.S.C. Section '6903(5), any hazardous substances or wastes as defined by 42 U.S.C. Section '9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section '9601(33) or any toxic substances or wastes, oil or hazardous materials or other chemicals or substances regulated by any public or governmental authority.

          (K) Year 2000. All information technology included in the Purchased Assets including, without limitation, in all products and services (i) provided by the Devcom Business, whether to third parties or for internal use or (ii) to the best of the Company's knowledge after reasonable investigation, used in combination with any information technology of its clients, customers, suppliers or vendors, accurately processes or will process date and time data (including, but not limited to calculating, comparing and sequencing) from, into and between the years 1999 and 2000 and the twentieth century and the twenty-first century, including leap year calculations and neither performance nor functionality of such technology will be affected by dates prior to, during and after the year 2000. The Purchased Assets do not include any obligations under warranty agreements, service agreements or otherwise to remedy any information technology defect relating to the year 2000, which obligations would materially adversely affect the Devcom Business or the Purchased Assets. The foregoing representation and warranty shall not apply (a) if any such information technology included within the Purchased Assets is modified or altered by anyone other than the Company, (b) if the computer hardware elements (including but not limited to micro-code, BIOS and real-time clock), any third-party software interfaces to third party software, or any price feeds or other third party data cause a failure of the above specified warranty, or (c) to custom software developed by any third party.

          (L) Licenses and Compliance with Laws. The Company holds no material governmental or regulatory licenses, permits, consents or approvals in connection with the Devcom Business, and the Company is in compliance with all material laws and regulations applicable to the Devcom Business.

          (M) True and Complete. No representation or warranty made by the Company in this Agreement, nor any statement, certificate or exhibit furnished by or on behalf of the Company

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
pursuant to this Agreement, nor any document or certificate delivered to Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains or shall contain any untrue statement of a material fact, or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading. The Company has not failed to disclose to Buyer any pending developments or circumstances of which it is aware which are reasonably likely to have a material adverse effect on the Company or the Devcom Business.

     SECTION 3. REPRESENTATIONS OF THE BUYER. Buyer represents and warrants to the Company as follows.

     (A) Corporate Matters; No Conflict. Buyer is a wholly owned subsidiary of Sage Networks, Inc. ("Parent"). Each of the Buyer and Parent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is in good standing in each other jurisdiction in which it is doing business, except where failure to be in good standing would not have a material adverse effect on the business of Buyer or Parent, and has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (and thereby) by the Buyer and Parent, respectively, will not (a) conflict with or violate the provisions of any applicable law, rule or order or the Buyer's or the Parent's respective Certificate of Incorporation or by-laws,
(b) conflict with or constitute a default under any agreement or contract by which the Buyer or Parent is bound or (c) require the consent or approval of, or filing with, any governmental body or third party. The execution, delivery and performance by the Buyer of this Agreement has been authorized and approved by all requisite corporate action on the part of Buyer.

     (B) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Buyer or Parent has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Buyer and/or the Parent is responsible to pay a finder's fee, brokerage commission or similar payment to is the party listed in item 7 on Exhibit A, if any, and the Buyer shall be solely responsible for the payment of same.


                                  ARTICLE II.

                        CERTAIN COVENANTS OF THE PARTIES

     SECTION 1. NON-COMPETITION; NON-SOLICITATION.

     (A) For a period commencing on the Closing Date and ending on the second anniversary of the Closing Date (the "Non-Compete Period"), neither the Company nor the Executives, nor any of them shall engage in any capacity in an Internet Web hosting business which is similar to or in competition with the Devcom Business and is located or does business in any state in the United States.

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

            Notwithstanding anything to the contrary contained herein, in recognition of the fact that there will be times that the Company may be required to provide Web hosting services in conjunction with its Web design services, the Company will be exempted from the foregoing non-compete provision during the Non-Compete Period only in the following cases:

                  1. The Company designs and builds a Web site for a customer providing such customer access to the Company's proprietary EasySite software.

                  2. The Company designs and builds a customer Web site using technology that neither the Buyer nor its Parent supports (e.g. server platform, database connectivity) and has no intention of supporting. In this case, the Company will notify the Buyer and its Parent in writing of the hosting requirements of such customer as soon as reasonably possible after the Company has knowledge of such customer and, if the Buyer or its Parent notifies the Company within 30 days (or less if required by the customer) of receiving notice of such hosting requirement that the Buyer or its Parent chooses to support the necessary technology, the Buyer or its Parent will be given the right to host such customer's site by providing the necessary technology within the Web site customer's time frame.

                  3. The Company builds and develops a Web site for a customer who declines to host the site at any third party hosting provider and requests that the Company host such site. In this case, the Company will provide documentation to the Buyer or its Parent verifying such customer's decision not to use a third party hosting provider and its desire to have the Company host the site itself.

            Furthermore, in recognition of the fact that during the Non-Compete Period the Company and its assets may be sold to or merged into a company that provides Web hosting services and that one or more of the Executives may become employed by the such company, the foregoing non-compete agreement shall not apply in the following circumstances:

                  1. During the Non-Compete Period, the Company or its assets is sold or merged into a company ("acquisition company"), provided that neither the Company nor the acquisition company provides Web hosting services to the Customers.

                  2. During the Non-Compete Period, the Executives are employed by an acquisition company engaged in Web hosting but the Executives themselves are not involved in Web hosting functions for the Company or for the acquisition company.

            (B) The Company and the Executives understand that pursuant to this Agreement they have received confidential and proprietary information of Buyer, Parent and their respective affiliates, including, without limitation, customer lists and other trade secrets. Neither the Company nor the Executives, nor any of the Company's officers, directors, employees, agents or contractors who received or learned of the Company's such confidential and proprietary information shall at any time, either before or after the Closing Date, disclose to any third party any such confidential or proprietary information of Buyer or make use of any of such information except in evaluating whether to enter into this Agreement. In connection with such evaluation, the Company and the Executives may disclose such proprietary information to


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

their legal and financial consultants on a need to know basis on the condition that those consultants are similarly prohibited from further disclosing such information as provided herein.

      (C) For a period commencing on the Closing Date and ending on the second anniversary of the Closing Date, neither the Company, nor the Executives, nor any of them, unless acting with the express written consent of the Buyer or Parent, will, directly or indirectly, interfere with, solicit or endeavor to entice away:

            (i) any person who was an employee, subcontractor or consultant of the Company, the Buyer, the Parent or any of their affiliates during the twelve months immediately preceding the date of such solicitation, interference or endeavor,

            (ii) with respect to any Internet Web hosting business similar to or in competition with the Devcom Businesses in which the Company, Buyer, Parent, or any of their affiliates is or has been engaged after the date of this Agreement, any person or entity who was a customer or client of the Company or of the Buyer or of the Parent, or any person or entity who requested or received a proposal from Buyer, Parent or the Company.

      THE COMPANY AND THE EXECUTIVES, AND EACH OF THEM, EXPRESSLY ACKNOWLEDGES, UNDERSTANDS AND AGREES (i) THAT REMEDIES AT LAW FOR ANY BREACH OF THIS ARTICLE II, SECTION 1 WILL BE INADEQUATE, (ii) THAT THE DAMAGES RESULTING FROM SUCH BREACH ARE NOT READILY SUSCEPTIBLE TO MEASUREMENT IN MONETARY TERMS AND (iii) THAT BUYER AND/OR PARENT SHALL BE ENTITLED TO IMMEDIATE INJUNCTIVE RELIEF AND MAY OBTAIN TEMPORARY AND PERMANENT ORDERS RESTRAINING ANY THREATENED OR FURTHER BREACH OF THIS ARTICLE II, SECTION 1 BY THE COMPANY AND/OR THE EXECUTIVES. THE COMPANY AND THE EXECUTIVES HAVE BEEN ADVISED BY THEIR RESPECTIVE COUNSEL WITH RESPECT TO THE MEANING AND EFFECT OF THIS ARTICLE II, SECTION 1.

      SECTION 2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

            (A) The representations and warranties of the parties herein contained shall survive the closing of the purchase contemplated by this Agreement, notwithstanding any investigation at any time made by or on behalf of the other party, provided that any claims for indemnification in accordance with Article II, Section 2 below with respect to any representation or warranty must be made (and will be null and void unless made) on or before the date twelve (12) months following the Closing Date (except in the case of representations contained in Paragraphs (B)(v), (G), (I), (J) and (K) of
Article 1, Section 2 hereof, which must be made within six (6) months following the expiration of the applicable statute of limitations).

            (B)   The Company and Safeguard Scientifics Inc., an investor in the


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
Company, jointly and severally hereby agree to indemnify and hold Buyer, Parent, and their respective officers, directors, stockholders, affiliates, employees, representatives and other agents harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach (including, without limitation, the Company's breach of its guarantee under Section 3 of this Article), misrepresentation or material omission of the representations and warranties made by the Company in this Agreement or in any Exhibit hereto or other documents delivered in connection herewith, (ii) any breach in any material respect by the Company unless waived in writing by the Buyer, of any covenant or agreement contained in or arising out of this Agreement, or any other agreement delivered in connection herewith on the Closing Date, including without limitation, the Employment Agreement, (iii) the Devcom Business conducted by the Company prior to the Closing Date and any actions or events associated therewith, (iv) any and all liabilities of the Company, other than the Assumed Liabilities, and, (v) any failure by the Company to comply with any provisions of the bulk sales or similar laws of any jurisdiction which are applicable to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, the liability of Safeguard Scientifics Inc. under the preceding sentence shall not exceed Three Hundred Thousand ($300,000) Dollars, exclusive of the Escrow Amount (hereafter defined).

          (C) Buyer hereby agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach, misrepresentation or material omission in the representations and warranties made by the Buyer in this Agreement, (ii) any breach in any material respect by Buyer, unless waived in writing by the Company, of any covenant or agreement of Buyer contained in or arising out of this Agreement, (iii) the Devcom Business as conducted by Buyer, after the Closing Date, or (iv) the Assumed Liabilities.

          (D) Any party claiming a right to indemnification hereunder (the "Indemnified Party") shall give the other party from whom indemnification is sought (the "Indemnifying Party") prompt written notice of any claim, demand, action, suit, proceeding or discovery of fact upon which the Indemnified Party intends to base a claim for indemnification under this Section 2, provided, however, that no failure to give such notice shall excuse any Indemnifying Party from any obligation hereunder except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall have full responsibility and authority with respect to the disposition of any action, suit or proceeding brought against it; provided, however, that it will not settle any such action, suit or proceeding without the prior written consent of the Indemnifying Party, which will not be unreasonably withheld or delayed. In the event any action, suit or proceeding is brought against the Indemnified Party with respect to which the Indemnifying Party may have liability under the indemnity agreements contained in Paragraphs (B) and (C) of Article II, Section 2 hereof, however, the Indemnifying Party shall have the right, without prejudice to the Indemnified Party's rights under this Agreement, at the Indemnifying Party's sole expense, to be represented by counsel of its own choosing and with whom counsel for the Indemnified Party shall confer in connection with the defense of any such action, suit, or proceeding. The Indemnified Party shall make available to the Indemnifying Party and its counsel and accountants, all books and records of the Indemnified Party relating to such action, suit or proceeding and the parties agree to render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such action, suit or proceeding.

          (E) On the Closing Date, ten (10%) percent of the Purchase Price (the "Escrowed Amount") shall be paid to the escrow agent listed on Exhibit A (the "Escrow Agent") to be held in escrow in accordance with the terms of an escrow agreement to be entered into between the parties (the "Escrow Agreement") on or prior to the Closing Date. The Escrowed Amount will be held in escrow by the Escrow Agent as security for any indemnification obligation of the Company to Buyer pursuant to the terms of Article II, Section 2, Paragraph
(B) of this Agreement. Indemnity claims by Buyer pursuant to said Paragraph (B) shall be satisfied first by the reduction of the Escrowed Amount until the termination of the Escrow Agreement and thereafter by the Company and/or Safeguard Scientifics, Inc. The Escrowed Amount does not constitute a limit on the liability of the Company to Buyer hereunder, it being understood and agreed that the Company shall, subject to the limitation provided for in Section 2, Paragraph (B) hereof, remain liable to satisfy the amount of such claims which exceed the Escrowed Amount. The Escrowed Amount shall be held by the Escrow Agent pursuant to the terms of the Escrow Agreement which shall be agreed upon and entered into by the Escrow Agent, the Company, and Buyer on or before the Closing Date. Among other things, the Escrow Agreement will provide that on the second anniversary hereof, the Escrow Agent shall pay to the Company or its designee such amount of the Escrow Amount then remaining, if any, as has not previously been applied pursuant to the terms of said Escrow Agreement, unless an indemnification claim by Buyer against the Company is then pending. The Escrowed Amount shall also be available to cover any shortfall on the collection of the Closing Accounts Receivables pursuant to Section 3 below of this Article II.

          (F) By joining in the execution of this Agreement, Parent, jointly and severally with Buyer, hereby agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from any breach, misrepresentation or material omission of any of the representations and warranties made by Buyer in this Agreement relating to Parent.

          (G) By joining in the execution of this Agreement, the Executives jointly and severally hereby agree to indemnify and hold Buyers and Parent harmless from and against any and all claims, liabilities, losses, damages, or injuries, together with costs and expenses, including reasonable legal fees, arising from a breach of their restrictive covenants set forth in Section 1 above in this Article II notwithstanding any equitable remedies which may also be available.

          (H) The obligations of the Company pursuant to Paragraph (B) of this Section and the obligations of the Buyer pursuant to Paragraph (C) of this Section shall, in each case, be limited to an aggregate amount not in excess of the Purchase Price. Neither the

Company (against the Buyer) nor the Buyer (against the Company and/or Safeguard Scientifics, Inc.) shall make any claim hereunder unless and until the aggregate amount of such claim exceeds Twenty-Five Thousand ($25,000) Dollars; provided, however, that if the Company shall be obligated to pay any shortfall in the Closing Accounts Receivables to Buyer pursuant to Section 3 of this Article, then such shortfall shall be paid by the Company without regard to the $25,000 basket and, provided further, that if the aggregate amount of claims by the Company or the Buyer, respectively, exceeds $25,000, the obligations of the Company or the Buyer, respectively, hereunder shall be with respect to the entire amount of such claims.

          SECTION 3.     COMPANY'S GUARANTEE OF COLLECTION.

          The Company hereby guarantees that a minimum of Thirty Thousand ($30,000) Dollars will be collected by the Buyer within three months of the Closing Date on the Accounts Receivables. If less than such amount is collected within such three month period, the Buyer shall be paid the shortfall from the amount being held in escrow under the Escrow Agreement (hereinafter defined), without regard to the basket referred to in Article II, Section 2, Paragraph
(B). In the event the Escrow Amount is insufficient to completely cover said shortfall, then the Company shall pay Buyer such amount not otherwise available from the Escrowed Amount upon demand.


                                  ARTICLE III

                       CLOSING AND DELIVERIES AT CLOSING

          SECTION 1. CLOSING. The closing of the purchase and sale of the transaction contemplated herein shall take place as of July 1, 1998 (the "Closing"), at the offices of Buyer's counsel, McCarthy, Fingar, Donovan, Drazen & Smith, L.L.P., located at 11 Martine Avenue, White Plains, New York 10606 at 10:00 a.m. or as the parties may agree, by means of telephonic conference with documents and deliverables to be exchanged by overnight courier. The deliveries described in Section 2 and 3 of this Article III will take place at the Closing.

          SECTION 2. DELIVERIES BY THE COMPANY. On the Closing Date, the Company will deliver, or cause to be delivered, to the Buyer the following:

               (A) Such instruments of transfer or conveyance executed by the Company as Buyer may reasonably request in order to convey and transfer to Buyer good and marketable title to all of the Purchased Assets, free and clear of all liens, claims, encumbrances and other charges, including, without limitation, a Bill of Sale.

               (B) Physical delivery of all Tangible Assets by making them available at the Sites listed on Exhibit A, together with any and all warranties, manuals, instructions, and other literature in the possession of the Company relating to the ownership or operation of the Tangible Assets. In addition, such notices to telephone companies and others required to transfer the Company's telephone and facsimile numbers, e-mail addresses and domain addresses, and Web site used in the Devcom Business to Buyer.

     (C) Physical delivery of all books, records and files relating to the Purchased Assets.

     (D) Physical delivery of all original or certified copies of documentation concerning the Intellectual Property, including, without limitation, registrations and applications of any patents, trademarks or service marks, original artwork, data bases, computer programs and software.

     (E)  The following corporate documentation:

          (i) The Company's Articles or Certificate of Incorporation certified as of a date within thirty (30) days prior to the Closing Date by the Secretary of State of the state of the Company's organization;

          (ii) Good Standing Certificates as of date within thirty (30) days prior to the Closing Date from the Secretary of State of the state of the Company's organization and each other state in which the Company is qualified to do business;

          (iii) The Company's By-Laws certified as of the Closing Date by the President or Secretary of the Company as being in full force and effect and unmodified; and

          (iv) Corporate Resolutions of the Company's Board of Directors and the Executives (if required by the Company's By-Law's or applicable law), approving this Agreement and all the transactions contemplated hereby, certified by the President or Secretary of the Company as being in full force and effect and unmodified.

     (F) The legal opinions of counsel to the Company, in a form acceptable to Buyer and its counsel.

     (G) Evidence in form satisfactory to Buyer and its counsel that the Tax Liabilities, if any, have been paid off and satisfied.

     (H)  The Escrow Agreement duly executed by the Company.

     (I) Copies of written proof in form and substance satisfactory to Buyer and its counsel that the Company will no longer do business under the trade name "Devcom" or any confusingly similar name as required pursuant to Article I, Section 2, Paragraph (B) (iii) hereof.

          (J) The Company and the Executives shall use their reasonable best efforts to deliver a Non-Disclosure and Intellectual Property Agreement in a form to be provided by Buyer prior to the Closing, executed by each employee of the Company who will be employed by Buyer or its affiliate after the Closing.

          (K) Notices of termination of all employees of the Company employed in connection with Devcom Business satisfactory to Buyer, which notices will be delivered to the employees concurrently with the Closing.

          (L) Keys to all entrances and possession of the Sites listed on Exhibit A.

          (M) Such notice or notices as Buyer may reasonably request in order to notify the customers included on the Customer List that the Devcom Business has been sold to Buyer.

     SECTION 3.  DELIVERIES BY THE BUYER.

     On the Closing Date, the Buyer will deliver, or cause to be delivered, to the Company the following:

          (A) The Purchase Price by cash, or certified or official bank check payable to the order of the Company, or by wire transfer of federal funds to the account of the Company, as the Company shall direct in writing on or before the Closing Date; provided, however, Buyer may, upon written agreement of all parties hereto, deduct from the Purchase Price and pay directly amounts due any creditor of the Company, including, without limitation, the Tax Liabilities (but excluding any amounts due for any of the Assumed Liabilities), in which event, evidence of such payment shall be presented at the Closing.

          (B) Such instruments of assignment and assumption executed by the Buyer, as the parties hereto reasonably may determine necessary to effectuate the assignment to the Buyer of the Devcom Business Agreements and the assumption by Buyer of the Assumed Liabilities.

          (C) The Escrow Agreement duly executed by the Buyer and the Escrow Agent, together with written confirmation from the Escrow Agent's bank that the funds have been received.

          (D) Resolution of the Board of Directors of Buyer, authorizing the execution of this Agreement and the transactions contemplated hereby.


                                   ARTICLE IV

                         OBLIGATIONS FOLLOWING CLOSING

     SECTION 1. FURTHER COOPERATION. The Company will, at any time and from time to time after the Closing Date, execute and deliver such further instruments of conveyance, transfer and license, and take such additional actions as Buyer, Parent or its successor and/or assigns, may reasonably request, to effect, consummate, confirm or evidence the transfer to Buyer of the Purchased Assets pursuant to this Agreement.

     SECTION 2.  TRANSITION ASSISTANCE AND ADJUSTMENTS.

     (A) The Company shall reasonably cooperate and provide assistance to the Buyer as shall be reasonably appropriate during the transition of the Devcom Business and the Purchased Assets from the Company to the Buyer, or its successors and/or assigns, after the Closing Date. All assistance shall be made promptly when available after any request by Buyer. Buyer shall only reimburse the Company for reasonable out-of-pocket expenses incurred in rendering such assistance, but not for any time of any personnel.

     (B) Buyer and its successors and/or assigns shall have the right at any time and from time to time upon reasonable notice and during normal business hours to examine and make copies of all corporate books, records and other documents of the Company relating to the Devcom Business and generated prior to the Closing Date, which documents will be maintained by the Company for a period of five (5) years after the Closing Date. The Company is aware that after the Closing, Buyer or an affiliate of Buyer, intends to have the financial statements of the Company relating to the Devcom Business for at least the years ending December 1995, 1996 and 1997, audited at Buyer's expense. The Company shall reasonably cooperate and provide assistance in connection with the preparation of such audits, including, without limitation, making Company's internal accounting and auditing personnel, as well as its external accounting personnel available to Buyer, its affiliate and/or its auditors upon request.

     (C) The Company will reasonably cooperate with Buyer in notifying the customers included on the Customer List that the Devcom Business has been sold to Buyer, including, without limitation, executing any additional notices which Buyer may reasonably request. The Company will not, directly or indirectly, take any action which is designed or intended to have the effect of discouraging customers, suppliers or vendors and other business associates of the Devcom Business, from maintaining the same business relationships with Buyer or its successors and/or assigns after the Closing Date as were maintained with the Company with respect to the Business prior to the Closing Date.

     (D) In the event payment of any Closing Account Receivable is received by the Company, the Company shall promptly forward to Buyer the full amount so received, and Buyer shall retain such payment as part of the Purchased Assets. The Company will forward to Buyer any amounts it receives from customers of the Devcom Business relating to any matter other than Excluded Assets.

     (E) Following the Closing, the Company or any affiliate of the Company (as defined under federal securities laws), shall not use the name "Devcom" or any confusingly similar name to said trade name in any trade or business, other than as an employee of Buyer or an affiliate of Buyer.

     (F) The Buyer or its Parent shall have the right to use the Company's existing facility at the Site listed on Exhibit A, including, without limitation, the Company's equipment, systems and technology used to support the Devcom Business for up to three months, beginning July 1, 1998, without charge, provided such use is commensurate with the manner the same are currently being utilized by the Company to maintain the Devcom Business. During this period, the Company shall make available to the Buyer or its Parent on a full-time basis if desired by Buyer or Parent the services of the three customer/technical support employees of the Company. If the Buyer or its Parent uses the services of such employees, it shall reimburse the Company for a pro-rata share of the compensation of such employees, not to exceed $8,000 per month in the aggregate. The Buyer or its Parent shall be billed by the Company for any direct telephone charges allocable to Buyer's or Parent's use of said facility during this three month period.

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 1. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by the laws of the State of New York. The parties hereto submit and consent to the exclusive jurisdiction of the state courts of the State of New York in the County of New York and the federal courts located therein with respect to any legal actions relating to this Agreement, or any other agreements delivered in connection herewith, between the Company and/or the Executives, on the one hand, and the Buyer and/or Parent, on the other hand, and any transactions contemplated thereby.

     SECTION 2. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     SECTION 3. CONFIDENTIALITY. The Company on the one hand, and the Buyer, on the other hand, each agree not to disclose or use any information acquired by it about the other party during the course of the negotiations of this Agreement and the transactions to which it relates which is confidential in nature or not otherwise generally available to the public without the prior written consent of such other party unless required to do so by applicable law or by order of a court of competent jurisdiction.

     SECTION 4. AMENDMENTS. This Agreement supersedes any prior contracts relating to the subject matter hereof between the Buyer, Parent, and the Company. This

Agreement cannot be changed, modified or amended and no provision or requirement hereof may be waived without the consent in writing of the parties hereto.

     SECTION 5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Each provision of this Agreement shall be deemed to be the agreement of the parties hereto to the full extent that the power to enter into such provisions shall have been conferred on the parties by law.

     SECTION 6. BENEFIT; ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties, their successors and permitted assigns. This Agreement may not be assigned or the duties of the parties hereunder delegated to others without the prior written consent of all parties hereto, except that Buyer may assign its rights, duties and obligations hereunder to Parent or an affiliate of Buyer or Parent without the Company's or the Executives' consent.

     SECTION 7. CONSTRUCTION. All exhibits annexed hereto are hereby incorporated herein by reference and made a part of this Agreement. Whenever used in this Agreement and the context so requires, the singular shall include the plural and the plural shall include the singular.

     SECTION 8. IMPUTED KNOWLEDGE. Anywhere in this Agreement where it refers to the "knowledge of" the Company, or words of similar import, the knowledge of any and all of the Executives or officers of the Company shall be imputed to be the knowledge of the Company. Anywhere in this Agreement where it refers to the "knowledge of" the Buyer or the Parent, or words of similar import, the knowledge of Leonard J. Fassler shall be imputed to be the knowledge of the Buyer and the Parent, respectively.

     SECTION 9. SHAREHOLDINGS AND CONSENT. Safeguard Scientifics Inc. hereby consents to the execution and delivery of this Agreement by the Company and the Executives. Jeffrey Tablak represents that he owns approximately 40% of the stock of the Company and Scott Jensen represents that he owns approximately 40% of the stock of the Company, and by signing below, they each consent to the execution and delivery of this Agreement by the Company.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                 SAGE NETWORKS ACQUISITION CORP.


                                 By:
                                    -------------------------------------
                                         Leonard J. Fassler, President


                                 NEXTRON COMMUNICATIONS, INC.


                                 By:   /s/  JEFFREY TABLAK
                                    -------------------------------------
                                            Jeffrey Tablak, President


                                 AGREED TO AS TO ARTICLE II,
                                 SECTION 2 AND
                                 ARTICLE V, SECTION 9 ONLY:

                                 SAFEGUARD SCIENTIFICS INC.


                                 By:
                                     ------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------


                                 AGREED TO AS TO ARTICLE II,
                                 SECTION 2, PARAGRAPH (F) ONLY:

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.



                                        SAGE NETWORKS ACQUISITION CORP.


                                        By:
                                           -----------------------------------
                                              Leonard J. Fassler, President


                                        NEXTRON COMMUNICATIONS, INC.


                                        By:  /s/  JEFFREY TABLAK
                                           -----------------------------------
                                                Jeffrey Tablak, President

                                        AGREED TO AS TO ARTICLE II,
                                        SECTION 2 and
                                        ARTICLE V, SECTION 9 ONLY:

                                        SAFEGUARD SCIENTIFICS INC.


                                        By: /s/  GLENN T. RIEGER
                                           -----------------------------------
                                        Name:    Glenn T. Rieger
                                             ---------------------------------
                                        Title: SVP
                                             ---------------------------------


                                        AGREED TO AS TO ARTICLE II,
                                        SECTION 2, PARAGRAPH (F) ONLY:

                                        SAGE NETWORKS, INC.


                                        By:
                                            -------------------------------
                                            LEONARD J. FASSLER, CO-CHAIRMAN


                                        EXECUTIVES

                                        /s/ JEFFREY TABLAK
                                        -----------------------------------
                                            Jeffrey Tablak


                                        /s/ SCOTT JENSEN
                                        -----------------------------------
                                            Scott Jensen


                                        /s/ JOHN ROBINSON
                                        -----------------------------------
                                            John Robinson


                                        /s/ ROBERT JAMES
                                        -----------------------------------
                                            Robert James

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                        SAGE NETWORKS ACQUISITION CORP.


                                        By: /s/ LEONARD J. FASSLER
                                            -------------------------------
                                            Leonard J. Fassler, President



                                        NEXTRON COMMUNICATIONS, INC.


                                        By: /s/ JEFFREY TABLAK
                                            -------------------------------
                                            Jeffrey Tablak, President



                                        AGREED TO AS TO ARTICLE II,
                                        SECTION 2 AND
                                        ARTICLE V, SECTION 9 ONLY:


                                             SAFEGUARD SCIENTIFICS INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                   AGREED TO AS TO ARTICLE II,
                                   SECTION 2, PARAGRAPH (F) ONLY:


                                        SAGE NETWORKS, INC.


                                        By: /s/ LEONARD J. FASSLER
                                            -------------------------------
                                            LEONARD J. FASSLER, CO-CHAIRMAN


                                   EXECUTIVES


                                   /s/ JEFFREY TABLAK
                                   -----------------------------------
                                       Jeffrey Tablak


                                   /s/ SCOTT JENSEN
                                   -----------------------------------
                                       Scott Jensen


                                   /s/ JOHN ROBINSON
                                   -----------------------------------
                                       John Robinson


                                   /s/ ROBERT JAMES
                                   -----------------------------------
                                       Robert James

                            DESCRIPTION OF EXHIBITS



Exhibit A     Basic Provisions

Exhibit B     Ownership of Capital Stock of the Company; Description of Capital
              Stock; Officers; Directors; Trade Names; Jurisdictions

Exhibit C-1   Forms of Devcom Business Agreements with Customers

Exhibit C-2   Summary of Oral Devcom Business Agreements and Vendor/Service
              Provider and Other Agreements

Exhibit C-3   Leases

Exhibit C-4   Claims of Disputes Under Devcom Business Agreements

Exhibit C-5   Consents to Transfer or Assign Not Obtained

Exhibit D     Closing Accounts Receivables

Exhibit E     Tangible Assets

Exhibit F     Intellectual Property

Exhibit G     Customer List and Related Information

Exhibit G-1   Pending Customer Terminations

Exhibit H     Financial Statements

Exhibit I     Bad Debts and Tax Liabilities of the Company

Exhibit J     Assumed Liabilities

Exhibit K     Existing Employment Agreements, Labor or Collective Bargaining
              Agreements, Employee Benefit or Welfare Plans, Description of
              Employees

Exhibit L     Excluded Assets

Exhibit M     Liens; Encumbrances

                                   EXHIBIT A
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


BASIC PROVISIONS

1. Name of Buyer:        Sage Networks Acquisition Corp.

2. Name of Company:      Nextron, Inc.

Names, addresses and stock ownership of shareholder of Company:

Not Applicable

     (b)  State of incorporation of Company: California

     (c)  Authorized Officers of the Company: See Exhibit B

Address of each Site from which the Company conducts the Devcom Business:
6830 Via Del Oro, Suite 240, San Jose, CA 95119

3. [INTENTIONALLY DELETED]

4. [INTENTIONALLY DELETED]

5. Purchase Price:  $600,000

6. Company Broker:  None

7. Buyer's Broker:  Am-Tech Associates

8. Escrow Agent:    McCarthy, Fingar, Donovan, Drazen & Smith, L.L.P.
                    11 Martine Avenue
                    White Plains, New York 10606

                                   EXHIBIT B
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                         SAGE NETWORK ACQUISITION CORP.
                                      and
                          NEXTRON COMMUNICATIONS, INC.

OFFICERS:
Jeffrey Tablak -    Chief Executive Officer, President
John Robinson -     Chief Operating Officer, Secretary
Scott Jensen -      Chief Technical Officer

DIRECTORS:
Glenn Rieger - Chairman
Michael Forgash
Walter Buckley
Jeffrey Tablak
John Robinson
Charles Stryker

TRADE NAMES:
Nextron Communications
Global Impressions
ImageMasters
Devcom

JURISDICTIONS IN WHICH COMPANY
IS DOING DEVCOM BUSINESS:

San Jose, California

                                  EXHIBIT C-1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


FORMS OF DEVCOM BUSINESS AGREEMENTS WITH CUSTOMERS

See Annexed

                                  EXHIBIT C-2
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


SUMMARY OF ORAL DEVCOM BUSINESS AGREEMENTS AND
VENDOR/SERVICE
PROVIDER AGREEMENTS

Advertising:

Mecklermedia - Adds in Internet Weekly, contract attached
AT&T Toll-Free Directories, contract attached

Software:

Mercantec, Inc. - Softcart software, contract attached


Customer Service:

Alert Communications - provided off hours phone contacts.

Developer Commission:

Oral agreement with Developers per annexed list under the original pricing structure, that paid a 20% commission on paid accounts. Estimate of monthly expense is $500.

                                  EXHIBIT C-3
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


LEASES

None

                                  EXHIBIT C-4
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


CLAIMS OF DISPUTES UNDER DEVCOM BUSINESS AGREEMENTS


None

                                  EXHIBIT C-5
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


CONSENTS TO TRANSFER AND ASSIGNMENT NOT OBTAINED

None

                                   EXHIBIT D
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


CLOSING ACCOUNTS RECEIVABLES

See Annexed

                                   EXHIBIT E
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


TANGIBLE ASSETS

Three Colfax desktop computers (Tag #s 903, 904, 905) to support sales and Microsoft Software

                                   EXHIBIT F
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


INTELLECTUAL PROPERTY

1.    The Developer Community "List of Developers" used for prospecting.

2. The access database of customer records including, without limitation, customization of reports, account management, prospecting management, support ticket system, services billing management (generate sales orders) and various report formats.

3.    The Trade Name DevCom, a/k/a Devcom, a/k/a Dev-Com

4.    The DevCom Website (www.dev-com.com)

5.    The Domain Name and URL for the DevCom Business (dev-com.com)

6.    The toll free number 800-241-7066 used for both sales and support

7. Various Network and Support Programs used for DevCom customers including, without limitation, system checking scripts, statistics package, DNS maintenance, Online signup package, site poll (checks that all sites are running), backup scripts, and Custom CGI Scripts.

8.    Software in support of DevCom customers:

            -  Post.Office - (Vendor is Software Com, Inc.) for email.

            -  Real Audio/Video - (Vendor is Progressive Networks)

            - SSL Certificates - (Vendor is Verisign) - these are, secure.dev-com.com, signup.dev-com.com, ntsecure.dev-com.com, fpsecure.dev-com.com

            -  CyberCash - for E-commerce

            - Stronghold Apache Web Server - to support SSL (Vendor C2 NetSoftware)

            -  Mercantec "Softcart" Software

                                   EXHIBIT G
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


CUSTOMER LIST AND RELATED INFORMATION

[See Annexed list]

                                  EXHIBIT G-1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.

PENDING CUSTOMER TERMINATIONS

July 1st:
Micro-Scale Models Inc., login - mscale
Tollgrade Communications, Inc, login - tollgrad
Computer Consultants Exchange, login - rockstor
U.S. Top Gun, login - topgun
IPV, INC, login - ipvinc
July 2nd:
Kokopelli Internet Consultants, login - bdso
July 3rd:
PipeLine Communications, login - dsr2
July 6th:
American Leadership Network, login - alninbox
July 9th:
Model Managers International, login - mmint
July 10th:
Martin Avenue Pharmacy Inc., login - mortor
July 12th:
Ed Powers Productions, login - edpowers
Wai King, login - duclan
July 15th:
Paisley Web, login - yellow
TLC Web Design, login - stiegler
July 17th:
Incentive Dimensions, login - idnovell
July 22nd:
Computer Consultants Exchange, login - bhawkins
Linden Publishing, login - linden
Aquarelle Mutimedia, login - galette
July 24th:
Changes in Artitude Internet, login - dharma
Crames Studios, login - inteleg
July 31st
MCS Advertising, login - ironshop

                                   EXHIBIT H
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


FINANCIAL STATEMENTS

DevCom operates as part of Nextron's operations. No separate DevCom financial statements are prepared on a routine basis. Annexed to this Agreement are the unaudited "proforma" DevCom Profit and Loss statements for the 12 months ended December 31, 1997 and the 5 months ended May 31, 1998. No separate DevCom balance sheet has been prepared.

                                   EXHIBIT I
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


BAD DEBTS AND TAX LIABILITIES OF THE COMPANY

Bad Debt As of Closing Date:

See Annexed


Tax liabilities:

None

                                   EXHIBIT J
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


ASSUMED LIABILITIES

1. Obligations of the Company only under those written customer agreements in force and effect as of the Closing Date which are in the form of one of the form agreements annexed hereto as Exhibit C-1, limited, however, only to the obligation of providing Web hosting and related services to such customers.

2. Obligations of the Company under the oral agreements set forth on the schedule annexed hereto as part of Exhibit C-2, limited, however, only to the obligation of providing Web hosting and related services to such customers.

3. See Annexed for the customer deferred revenue schedules as of June 30, 1998. Such deferred revenue results from customer prepaid monthly hosting revenue. The only obligation assumed with respect hereto is the obligation to provide Web hosting and related services to such customers for the period of time covered by the prepaid hosting fees.

4. Obligations of the Company under the Mercantec, Inc. Licensing Agreement, pending buyer's entering into a separate agreement with Mercantec, Inc.

                                   EXHIBIT K
                                       TO
                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
                        SAGE NETWORKS ACQUISITION CORP.
                                      AND
                          NEXTRON COMMUNICATIONS, INC.


EXISTING CONSULTING AGREEMENTS, LABOR
or COLLECTIVE BARGAINING AGREEMENTS and
EMPLOYEE BENEFIT or WELFARE PLANS

None


DESCRIPTION OF EMPLOYEES

See Annexed

                                   EXHIBIT L

                                       TO

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN

                        SAGE NETWORKS ACQUISITION CORP.

                                      AND

                          NEXTRON COMMUNICATIONS, INC.



EXCLUDED ASSETS

None

                                   EXHIBIT M

                                       TO

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN

                        SAGE NETWORKS ACQUISITION CORP.

                                      AND

                          NEXTRON COMMUNICATIONS, INC.



LIENS; ENCUMBRANCES

None

                          BILL OF SALE AND ASSIGNMENT


     THIS BILL OF SALE AND ASSIGNMENT, is made and delivered as of the 1st day of July, 1998, by NEXTRON COMMUNICATIONS, INC., a California corporation ("Seller"), and SAGE NETWORKS ACQUISITION CORP., a Delaware corporation ("Purchaser").

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and among Purchaser, Seller, and Shareholders (as defined in the Asset Purchase Agreement), Seller has agreed to sell, transfer and assign to Purchaser and Purchaser has agreed to purchase from Seller, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of Seller's right, title and interest in and to the Purchased Assets as the same are described in the Purchase Agreement; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1. Conveyance. Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser all of the right, title and interest of Seller in and to each of the Purchased Assets owned by it as the same are defined and described in the Purchase Agreement, which Purchase Agreement is incorporated herein by this reference.

     2. Representation and Warranty. Seller represents and warrants to Purchaser that, at the date hereof, Seller has good and marketable title to the Purchased Assets being conveyed by it hereunder and under the Purchase Agreement and has transferred to and vested in Purchaser good and marketable title to each of the Purchased Assets herein conveyed, free and clear of all liens, claims, charges, encumbrances and security interests of any kind or nature other than as set forth on Exhibit N to the Purchase Agreement, with the exception of the Business Agreements which Purchaser shall receive all of Seller's right, title and interest in, and which shall be valid, binding and in full force and effect, with no existing defaults, claims or setoffs, and Seller shall warrant and defend such title unto Purchaser forever.

     3. Power of Attorney. Seller hereby irrevocably designates, makes, constitutes and appoints Purchaser, its successors or assigns, the true and lawful attorney (and agent-in-fact) of Seller with full power of substitution, for the benefit and at the expense of Purchaser, and except as may be limited by or otherwise provided for in the Purchase Agreement (a) where such proceedings cannot be in the name of Purchaser, its successors and assigns, to institute and prosecute all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to any of the Purchased Assets, to defend or compromise any and all actions, suits or proceedings in respect of any of the Purchased Assets, and to do all such acts and things in relation thereto as Purchaser shall deem advisable, provided that Purchaser provides Seller with contemporaneous notice of each instance when it invokes this power of attorney; (b) to endorse Seller's name on any payment, instrument, notice, or other similar document or agreement relating to the Purchased Assets for the period commencing with the date hereof that may come in to the possession of Purchaser or under Purchaser's control with respect to the Purchased Assets; and (c) to receive and open all mail addressed to Seller and reasonably believed by Purchaser to relate to the Purchased Assets (provided that items not relating to the Purchased Assets for the period commencing with the date hereof shall be returned to Seller). Seller acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by Seller in any manner or for any reason. Purchaser shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers which constitute Purchased Assets, including any amounts payable as interest in respect thereto.

     4. Undertakings. If, subsequent to the date hereof, any property that is part of the Purchased Assets herein conveyed comes into possession of Seller, Seller shall promptly deliver the same to Purchaser and, if such property is in the form of checks, drafts or other negotiable instruments, Seller shall promptly endorse the same to Purchaser. If, subsequent to the date hereof, any property that is part of the Excluded Assets comes into the possession of Purchaser, Purchaser shall promptly deliver the same to Seller and, if such property is in the form of checks, drafts or other negotiable instruments, Purchaser shall promptly endorse the same to Seller.

     5. The Purchase Agreement. Nothing contained in this Bill of Sale and Assignment shall be deemed to supersede, enlarge on, limit or modify any of the obligations, agreements, covenants or warranties of Seller or Purchaser contained in the Purchase Agreement, all of which survive the execution and delivery of this Bill of Sale and Assignment as provided in the Purchase Agreement. If any conflict exists between the terms of this Bill of Sale and Assignment and the Purchase Agreement, then the terms of the Purchase
Agreement shall govern and control.

     6. Governing Law. This Bill of Sale and Assignment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.


                   (signatures appear on the following page)

     IN WITNESS WHEREOF, Seller and Purchaser have caused this Bill of Sale and Assignment to be executed and delivered as of the date first above written.


                                              NEXTRON COMMUNICATIONS, INC.


                                              By: /s/ JEFFREY TABLAK
                                                  -----------------------------
                                                      Jeffrey Tablak, President

                              ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT is entered into as of the 1st day of July, 1998 by and between SAGE NETWORKS ACQUISITION CORP., a Delaware corporation ("Purchaser"), and NEXTRON COMMUNICATIONS, INC., a California corporation ("Seller").

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and between Purchaser and Seller, Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of Seller's right, title and interest in and to the Purchased Assets as the same are described in the Purchase Agreement; and

     WHEREAS, pursuant to the Purchase Agreement, Purchaser has agreed to assume certain obligations of Seller as partial consideration for the purchase of the Purchased Assets; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1. Purchaser Undertaking. Purchaser hereby assumes and agrees to timely pay and perform all of the Assumed Liabilities to the extent the same exist on the date hereof. Other than as specifically stated herein or in the Purchase Agreement, Purchaser assumes no debt, liability or obligation of Seller other than such Assumed Liabilities.

     2. The Purchase Agreement. Nothing in this Assumption Agreement supersedes any of the obligations, agreements, covenants or warranties of Seller or Purchaser under the Purchase Agreement (all of which survive the execution and delivery of this Assumption Agreement as provided and subject to the limitations set forth in the Purchase Agreement). If any conflict exists between the terms of this Assumption Agreement and the Purchase Agreement, then the terms of the Purchase Agreement shall govern and control.

     3. Governing Law. This Assumption Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed in their names as of the date first above written.



                                        SELLER:

                                        NEXTRON COMMUNICATIONS, INC.



                                        By: /s/ JEFFREY TABLAK
                                           -------------------------------------
                                                       , President


                                        PURCHASER:

                                        SAGE NETWORKS ACQUISITION CORP.



                                        By:
                                           -------------------------------------
                                           Leonard J. Fassler, Co-Chairman

                                ESCROW AGREEMENT

     ESCROW AGREEMENT dated as of July 1, 1998 between NEXTRON COMMUNICATIONS, INC., a New York corporation ("Seller"), SAGE NETWORKS ACQUISITION CORP., a Delaware corporation ("Buyer"), and MCCARTHY, FINGAR, DONOVAN, DRAZEN & SMITH, L.L.P. ("Escrow Agent").

                                    RECITALS

     Seller and Buyer are parties to a certain Asset Purchase Agreement dated even date herewith (the "Purchase Agreement") which, among other things, requires the deposit of a portion of the Purchase Price paid under the Purchase Agreement to be held as security for the indemnification obligations of Seller and Shareholders (as defined in the Purchase Agreement) under the Purchase Agreement ("Indemnification Provisions"). Capitalized terms not defined in this Escrow Agreement will have the same meaning as the same terms in the Purchase Agreement.

     Accordingly, in consideration of the mutual covenants and promises contained in this Agreement, Seller, Buyer and Escrow Agent agree as follows:

     1. Buyer has herewith delivered $60,000 (the "Escrowed Amount") to the Escrow Agent.

     2. During the period from the date hereof through and including June 30, 1999 (the "Termination Date"), Buyer may notify Escrow Agent and Seller that Buyer is asserting a claim pursuant to the Indemnification Provisions (including, without limitation, any claim arising due to a shortfall in collection of the Closing Accounts Receivables pursuant to Article II, Section 3 of the Purchase Agreement) to all or any portion of the Escrowed Amount ("Claim Notice"). If Escrow Agent and Seller have received a Claim Notice prior to the Termination Date, and the Claim Notice states a claim of Buyer to less than the entire Escrowed Amount then held by Escrow Agent, Escrow Agent shall follow the procedure set forth in Paragraph 3 below with respect to the release of such portion of the Escrowed Amount not subject to Buyer's Claim Notice. With respect to the disposition of the Escrowed Amount, or a portion thereof, which is subject to a Claim Notice ("Claimed Amount") received by Escrow Agent on or prior to the Termination Date, Escrow Agent will not deliver any portion of the Claimed Amount to either party until Escrow Agent receives either:

          a. An authorization in writing, signed by both Seller and Buyer, directing the disposition of the entire Claimed Amount or a portion of the Claimed Amount; or

          b. In the absence of such authorization, a certified copy of a final unappealable order, judgment or decree from a court of competent jurisdiction directing Escrow Agent to deliver all or a portion of the Claimed Amount.

     If the authorization under 2a. or 2b. above only authorizes release of a portion of the Claimed Amount, Escrow Agent shall continue to hold the balance thereof pursuant to the terms hereof, pending further authorization.

     3. If on or before the Termination Date the Escrow Agent has not received a Claim Notice, then promptly after the Termination Date, Escrow Agent shall deliver to Buyer (with a copy to Seller) a notice ("Release Notice") stating Escrow Agent's intention to release the Escrowed Amount then being held hereunder to Seller within seven (7) days of the date of the Release Notice. If Escrow Agent actually receives a Claim Notice during such seven (7) day period from Buyer stating that it objects to the intended release of the Escrowed Amount pursuant to the terms of the Indemnification Provisions, then Escrow Agent shall not release the Escrowed Amount then being held hereunder unless and until it receives one of the items described in Paragraphs 2 (a) or (b) above as the same relates to the Escrowed Amount then held hereunder. Buyer shall concurrently send a copy of such Claim Notice to the Company.

     4. The Escrow Agent shall invest the Escrow Amount in an interest bearing account. All interest or other earnings accumulated in the escrow during the escrow period will be added to and become part of the Escrowed
Amount and will remain in escrow until the termination of this Escrow Agreement.

     5. Prior to release of the Escrowed Amount, the Escrow Agent will be reimbursed by Seller and Buyer, jointly and severally, for all costs and expenses, including without limitation attorneys' fees, whether or not the Escrow Agent's attorneys' fees are incurred in connection with litigation under this Escrow Agreement, and whether or not Escrow Agent engages separate counsel or represents itself. In the event of the latter, Escrow Agent shall be entitled to reimbursement of the fair value of such legal services rendered. Buyer and Seller will divide equally these costs and expenses. Escrow Agent will not deduct any costs, expenses and fees to which it is entitled from the Escrowed Amount without the prior written consent of both Buyer and Seller.

     6. All notices given hereunder must be in writing and must be deemed to have been duly given if delivered in person, by independent overnight courier, mailed by U.S. certified first-class mail, postage prepaid, or transmitted by facsimile with answer back confirmation, to the parties at their addresses set forth in the Purchase Agreement and to the Escrow Agent at:

            McCarthy, Fingar, Donovan, Drazen & Smith, L.L.P
            11 Martine Avenue
            White Plains, NY 10606
            Attention:  Howell Bramson, Esq.
            Telecopier: (914) 946-0134

      7. Escrow Agent will hold the Escrowed Amount in accordance with the terms of this Escrow Agreement. Escrow Agent assumes no liabilities under this Escrow Agreement except that of a stakeholder. The duties of Escrow Agent are only such as are specifically provided in this Escrow Agreement, being purely ministerial in nature, and no implied duties or obligations may be read into this Escrow Agreement against Escrow Agent.

      8. The Escrow Agent (a) shall not be liable for any error of judgment, any mistake of fact or law or any act done or omitted by it in good faith, unless as the result of its gross negligence or willful misconduct; (b) shall be entitled to treat as genuine any letter or other document furnished to it by Seller or Buyer and believed by it to be genuine and to have been signed and presented by the proper party or parties; (c) shall be entitled to consult with counsel of its own choosing with respect to any matter that arises hereunder and shall not be liable for action taken or omitted to be taken by it in good faith, and in accordance with the advice of such counsel; (d) shall be indemnified and held harmless by Buyer and Seller, jointly and severally, against any and all damages, expenses and liabilities incurred by it hereunder, including attorneys' fees and costs, except for those incurred by it as a result of its own willful misconduct or negligence, (e) in the event that a dispute shall arise as to the disposition of the Escrow Amount, Escrow Agent shall have the right, at its option, to either hold the same or deposit the same with a court of competent jurisdiction located in the County and State of New York pending decision of such court, and Escrow Agent shall be entitled to rely upon the decision of such court, and (f) notwithstanding any dispute concerning the Escrow Amount, Escrow Agent may represent Seller as Seller's legal counsel in any matter, including such dispute.

      9. This Escrow Agreement: (a) may be executed in counterparts, and all counterparts will collectively constitute a single agreement, (b) may not be amended or modified or any provision waived except in writing, (c) constitutes the entire agreement of the parties and supercedes all prior agreements or understandings; (d) is binding upon and inures to the benefit of the parties and their successors and permitted assigns; (e) may not be assigned or the duties delegated without the consent of the parties; and (f) shall be governed by and construed in accordance with the laws of the State of New York. The parties submit to the exclusive jurisdiction of the State or Federal courts located in the County and State of New York concerning any action involving this Escrow Agreement.

      10. Upon delivery of the Escrowed Amount in accordance with this Escrow Agreement, Escrow Agent will be forever released from all liability or obligation under this Escrow Agreement.

      EXECUTED effective as of the date and year first above written:

                                          SELLER:

                                                NEXTRON COMMUNICATIONS, INC.

                                                By /s/ JEFFREY TABLAK
                                                  ------------------------------
                                                            , President

                                          BUYER:

                                                SAGE NETWORKS ACQUISITION CORP.

                                                By /s/ LEONARD J. FASSLER
                                                  ------------------------------
                                                   Leonard J. Fassler, President

ESCROW AGENT:

MCCARTHY, FINGAR, DONOVAN, DRAZEN & SMITH, L.L.P.

By
  ---------------------------
   Howell Bramson, Esq.